FIRST AMENDMENT
                              TO
         SECOND AMENDED AND RESTATED CREDIT AGREEMENT

   THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 15th day of November, 1997, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "Borrower"), WELLS FARGO BANK, N.A., a national banking association, NATIONSBANK, N.A., a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, and UNION BANK OF SWITZERLAND (NEW YORK BRANCH) (hereinafter referred to individually as a "Lender" and collectively as "Lenders") and WELLS FARGO BANK, N.A., a national banking association, as agent for the benefit of each of the "Lenders" (in such capacity, the "Agent").

                         W I T N E S S E T H:

   WHEREAS, Borrower, Lenders and Agent entered into that certain
  Second Amended and Restated Credit Agreement dated as of June 5, 1997, to be effective as of April 1, 1997 (the "Credit Agreement"), pursuant to which the Lenders agreed to extend to Borrower a credit facility (the "Credit Facility") in the aggregate principal amount of up to Eighty-Five Million Dollars ($85,000,000.00) at any one time outstanding; and

   WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit
  Agreement; and

   WHEREAS, Borrower, Lenders and Agent desire to modify and amend the Credit Agreement to, among other matters, change the rate of interest charged thereunder.

   NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower, Lenders, and Agent, Borrower, Lenders, and Agent do hereby covenant and agree as follows:

   1. Interest Rate. Section 2.5(a) of the Credit Agreement is hereby amended by deleting the words, numbers and figures "one and one-fourth percent (1.25%)" therefrom, and inserting the words, numbers and figures "one percent (1.00%)" in lieu thereof.

        Notwithstanding the within modifications, the unpaid balance of each LIBOR Advance outstanding on the date hereof shall continue to bear interest to and including the earlier of the final day of the Interest Period with respect to such LIBOR Advance or the date such LIBOR Advance is repaid in full at a rate per annum equal to the LIBOR Rate for the applicable Interest Period plus one and one-fourth percent (1.25%) per annum.

   2. Representations and Warranties; No Default. Borrower hereby represents and warrants to the Agent and the Lenders that (a) all of Borrower's representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of Borrower's execution of this Amendment; (b) no Default or Event of Default has occurred and is continuing as of such date under any Loan Document; (c) Borrower has the power and authority to enter into this Amendment and to perform all of its obligations hereunder; (d) the execution, delivery and performance of this Amendment by Borrower have been duly authorized by all necessary corporate, partnership or other action; and (e) the execution and delivery of this Amendment and performance thereof by or on behalf Borrower does not and will not violate the Partnership Agreement of Borrower or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. or CBL Properties, Inc. and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, CBL Holdings I, Inc., CBL Properties, Inc. or their respective properties.

   3. Expenses. Borrower agrees to pay, immediately upon demand by the Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the Amendment Documents.

   4. Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Credit Agreement (subject to any applicable cure period set forth in the Credit Agreement) and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

   5. References. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

   6. Limitation of Agreement. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

   7. Counterparts. This Amendment may be executed in any number of counterparts, and any party hereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together will be deemed to be but one and the same agreement.

   8.   Further Assurances.  Borrower agrees to take such further
  action as the Agent or the Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.
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   9.   Successors and Assigns.  This Amendment shall be binding
  upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

   10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

   IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first above written.


                       "BORROWER"

                       CBL & ASSOCIATES LIMITED PARTNERSHIP

                       By:  CBL Holdings I, Inc. as General
                                     Partner
                                  /s/ John  N. Foy
                            By:_________________________
                            Name:  John N. Foy
                            Title: Executive Vice President
                                 /s/ Joan C. Perry
                            Attest:_______________________
                            Name:  Joan C. Perry
                            Title: Assistant Secretary

                                 (CORPORATE SEAL)


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                       "LENDERS"

   WELLS FARGO BANK, N.A.


                            /s/ Samuel Wammok
                       By: __________________________
                       Name:___Samuel Wammok_______
                       Title:_____Vice President______



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  NATIONSBANK, N.A., Successor to
                           NationsBank, N.A. (South)
                            /s/ S. Ellen Porter
                           By: ___________________________
                           Name:___S. Ellen Porter __________
                           Title:____Vice President _________



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  U.S. BANK NATIONAL ASSOCIATION, f/k/a and
                           d/b/a First Bank National Association

                            /s/ Stephen P. Bailey
                           By: ___________________________
                           Name:____ Stephen P. Bailey ______
                           Title:_____Vice President______








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                       UNION BANK OF SWITZERLAND (NEW YORK
                           BRANCH)

                            /s/ David Goldman
                       By: ___________________________
                       Name:____ David Goldman ______
                       Title:_____Assistent Vice President______

                            /s/  Jeffery W. Wald
                       By: ___________________________
                       Name:____Jeffery W. Wald______
                       Title:____Director______________




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                       "AGENT"

                       WELLS FARGO BANK, N.A.

                            /s/ Samuel Wammok
                       By: __________________________
                       Name:___Samuel Wammok_______
                       Title:_____Vice President______




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